Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)
Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2018-B, Asset-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “Pool 2018-B 030518.xlsx” provided by the Company on March 16, 2018, containing information related to 4,007 automobile retail installment sale contracts (“Receivables”) and their attributes as of March 5, 2018 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Dealer’s Report of Sale, Application for Dealer Assignment, Lien Entry Form, or Vehicle Dealer Temporary Permit (Certificate of Fact).

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Receivable File. The Company indicated that the absence of any of the specified documents in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File
Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #140, the Obligor’s First Name stated in the Data File was different than the information stated in the Installment Sale Contract by one letter. For this Sample Receivable, the Company instructed us to compare the Obligor’s First Name stated in the Data File to the corresponding information stated on the Title Document, Insurance Verification Form, and Credit Application.

Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Vehicle Make	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Port. Ser.,” “Consumer Portfolio Servic,” “Consumer Portfolio SVCS Q85,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Receivable Files furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

March 28, 2018

Exhibit A

The Sample Receivables
Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number [1]	Sample Receivable #	Receivable Number [1]

1	2018B001	51	2018B051	101	2018B101
2	2018B002	52	2018B052	102	2018B102
3	2018B003	53	2018B053	103	2018B103
4	2018B004	54	2018B054	104	2018B104
5	2018B005	55	2018B055	105	2018B105
6	2018B006	56	2018B056	106	2018B106
7	2018B007	57	2018B057	107	2018B107
8	2018B008	58	2018B058	108	2018B108
9	2018B009	59	2018B059	109	2018B109
10	2018B010	60	2018B060	110	2018B110
11	2018B011	61	2018B061	111	2018B111
12	2018B012	62	2018B062	112	2018B112
13	2018B013	63	2018B063	113	2018B113
14	2018B014	64	2018B064	114	2018B114
15	2018B015	65	2018B065	115	2018B115
16	2018B016	66	2018B066	116	2018B116
17	2018B017	67	2018B067	117	2018B117
18	2018B018	68	2018B068	118	2018B118
19	2018B019	69	2018B069	119	2018B119
20	2018B020	70	2018B070	120	2018B120
21	2018B021	71	2018B071	121	2018B121
22	2018B022	72	2018B072	122	2018B122
23	2018B023	73	2018B073	123	2018B123
24	2018B024	74	2018B074	124	2018B124
25	2018B025	75	2018B075	125	2018B125
26	2018B026	76	2018B076	126	2018B126
27	2018B027	77	2018B077	127	2018B127
28	2018B028	78	2018B078	128	2018B128
29	2018B029	79	2018B079	129	2018B129
30	2018B030	80	2018B080	130	2018B130
31	2018B031	81	2018B081	131	2018B131
32	2018B032	82	2018B082	132	2018B132
33	2018B033	83	2018B083	133	2018B133
34	2018B034	84	2018B084	134	2018B134
35	2018B035	85	2018B085	135	2018B135
36	2018B036	86	2018B086	136	2018B136
37	2018B037	87	2018B087	137	2018B137
38	2018B038	88	2018B088	138	2018B138
39	2018B039	89	2018B089	139	2018B139
40	2018B040	90	2018B090	140	2018B140
41	2018B041	91	2018B091	141	2018B141
42	2018B042	92	2018B092	142	2018B142
43	2018B043	93	2018B093	143	2018B143
44	2018B044	94	2018B094	144	2018B144
45	2018B045	95	2018B095	145	2018B145
46	2018B046	96	2018B096	146	2018B146
47	2018B047	97	2018B097	147	2018B147
48	2018B048	98	2018B098	148	2018B148
49	2018B049	99	2018B099	149	2018B149
50	2018B050	100	2018B100	150	2018B150

1 The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.